                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: December 21, 2000

                            THE SEAGRAM COMPANY LTD.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Canada                    1-2275               None
            ------                    ------               ----
(STATE OR OTHER JURISDICTION       (COMMISSION         (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)      IDENTIFICATION NO.)

               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

              Registrant's telephone number, including area code:

                                 (514) 987-5200
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Item 5. Other Events.

On December 21, 2000, The Seagram Company Ltd. delivered to holders of its 7.50% Adjustable Conversion-rate Equity Security Units ("units") notice of the announcement of settlement rates for the units. A copy of the notice is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7. Financial statements and Exhibits.

        (c)    Exhibits

               (99) Notice, dated December 21, 2000, to holders of 7.50% Adjustable Conversion-rate Equity Security Units





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE SEAGRAM COMPANY LTD.
                                             (Registrant)

Date: December 21, 2000                 By: /s/ Daniel R. Paladino
                                        --------------------------------
                                           Daniel R. Paladino
                                           Executive Vice President --
                                             Legal & Environmental Affairs




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                                 EXHIBIT INDEX


Exhibit
Number              Description of Exhibit
-------             ----------------------
(99)              Notice, dated December 21, 2000, to holders of 7.50%
                  Adjustable Conversion-rate Equity Security Units